EARNINGS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2023
EARNINGS PER SHARE
Schedule of basic and diluted earnings per share

	Six months ended 30 June
	2023	2022
Profit after tax attributable to equity shareholders (£m)	687	517
Basic weighted average number of shares (million)	9,234	9,235
Effect of dilutive potential shares (million)	30	—
Dilutive weighted average number of shares (million)	9,264	9,235
Basic earnings per share (pence)	7.4	5.6
Diluted earnings per share (pence)	7.4	5.6